Exhibit 13.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY

ACT OF 2002

In connection with the Annual Report on Form 20-F of Tiger Media, Inc. (the “Company”) for the fiscal year ended December 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Steve Ye, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 19, 2013

By:	/s/ Steve Ye
Steve Ye
Chief Financial Officer